Exhibit 99.1

Floor & Decor Holdings, Inc. Promotes Bryan Langley to Chief Financial Officer

November 29, 2022

Floor & Decor Holdings, Inc. (the “Company”) announced that it will promote Bryan Langley to serve as its Executive Vice President and Chief Financial Officer, effective November 29, 2022.

Mr. Langley, currently Senior Vice President, Finance, will succeed Trevor Lang, who as previously announced, is being promoted to serve as President of the Company. Mr. Langley will lead the finance organization and related financial functions, including the accounting and controllership, financial planning and analysis, financial reporting, tax, internal audit, business intelligence and treasury departments.

Mr. Langley brings a strong understanding of the Company’s business, finances, and operations. Since joining the Company in 2014, Mr. Langley has served in various positions of increasing responsibility in corporate strategy, financial planning, and accounting. Prior to 2014, Mr. Langley held various finance and risk management roles at Delta Air Lines, Inc. Mr. Langley began his career in public accounting, holding positions in transactions services and auditing at KPMG LLP. Mr. Langley is a graduate of University of Georgia with both a B.B.A. in Accounting and a Master of Accountancy. Mr. Langley is also a Certified Public Accountant.

“Bryan’s financial acumen, institutional knowledge, and contributions to our strategic vision make him uniquely qualified to become our next CFO,” said Tom Taylor, Chief Executive Officer. “During his eight-year career at the Company, Bryan has become a trusted leader and embodies our commitment to serving our customers and driving long-term value. I look forward to working together as we continue to execute our strategies.”

Forward-Looking Statements

This press release may include statements that constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this release, are forward-looking statements. Forward looking statements include any statements regarding the Company’s strategic and operational plans, future performance or financial condition and may often be identified by the use of words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” “focused on” or “continue” and other similar expressions that predict or indicate future events or trends.

Forward looking statements speak only as of the date hereof and are not guarantees of future events, results, performance or achievements. These statements are based on the Company’s current expectations, assumptions, estimates and projections and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results to be materially different from those expressed or implied by the forward-looking statements, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission. Except as required by applicable law, the Company does not plan to update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.

About Floor & Decor Holdings, Inc.

Floor & Decor is a multi-channel specialty retailer and commercial flooring distributor operating 178 warehouse-format stores and five design studios across 35 states as of September 29, 2022. The Company offers a broad assortment of in-stock hard-surface flooring, including tile, wood, laminate, vinyl, and natural stone along with decorative accessories and wall tile, installation materials, and adjacent categories at everyday low prices. The Company was founded in 2000 and is headquartered in Atlanta, Georgia.

Investor Contact:

Wayne Hood
Vice President of Investor Relations
678-505-4415
Wayne.hood@flooranddecor.com

or

Matt McConnell
Senior Manager of Investor Relations
770-257-1374
matthew.mcconnell@flooranddecor.com